UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 23, 2005


                                PRINTRONIX, INC.
               (Exact name of issuer as specified in its charter)


 DELAWARE                          0-9321                    95-2903992
(State or other juris-             (Commission               (IRS Employer
diction of incorporation)          File Number)              Identification
                                                             Number)



14600 Myford Road, P.O. Box 19559, Irvine, California              92623
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (714) 368-2300



   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           -------------

     On August 23, 2005, Printronix, Inc. issued a press release announcing the declaration of a quarterly cash dividend of $0.07 per share to be paid on September 15, 2005 to shareholders of record as of September 1, 2005. A copy of the Company's press release announcing this dividend declaration is attached as
Exhibit 99 to this Current Report on Form 8-K.



Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

        (c) Exhibits

        99. Press release of Printronix, Inc. dated August 23, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 23, 2005                                         Printronix, Inc.


                                                     By:  /s/ George L. Harwood
                                                          ----------------------
                                                          George L. Harwood,
                                                          Senior Vice President,
                                                          Finance & IT, Chief
                                                          Financial Officer and
                                                          Secretary




                                            EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99                Press release of Printronix, Inc. dated August 23, 2005